Exhibit 99.10

B 7 (Official Form 7) (12/07)

UNITED STATES BANKRUPTCY COURT

District of Maryland

In re:	Signature Special Event Services, Inc.	,	Case No.	09-15686
Debtor			(if known)

STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

DEFINITIONS

“In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment.

“Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. § 101.

1.      Income from employment or operation of business

None ☐

State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

See Attachment SOFA 1 and 2

2.      Income other than from employment or operation of business

None ☐

State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor’s business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE

See Attachment SOFA 1 and 2

3.      Payments to creditors

Complete a. or b., as appropriate, and c.

None

☒

a. Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None

☐

b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING

See Attachment SOFA 3b

None

☒

c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING

4.      Suits and administrative proceedings, executions, garnishments and attachments

None ☐

a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately receding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION

See Attachment SOFA 4a

None ☒

b. Describe all property that has been attached, garnished or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5.      Repossessions, foreclosures and returns

None ☐

List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

See Attachment SOFA 5

6.      Assignments and receiverships

None ☒

a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by  either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ☒

b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE Of PROPERTY

7.      Gifts

None ☒

List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

8.      Losses

None ☒

List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9.      Payments related to debt counseling or bankruptcy

None ☒

List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYER IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

10.    Other transfers

None

☐                                    a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED

See Attachment SOFA 10a

None

☒                                  b. List all property transferred by the debtor within ten years immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OR OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR’S INTEREST IN PROPERTY

11.    Closed financial accounts

None ☒

List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING

12.    Safe deposit boxes

None ☒

List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

13.    Setoffs

None ☐

List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

See Attachment SOFA 13

14.    Property held for another person

None      List all property owned by another person that the debtor holds or controls.

☒

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

15.    Prior address of debtor

None

☐                                    If debtor has moved within three years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY

See Attachment SOFA 15

16. Spouses and Former Spouses

None ☒

If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

17. Environmental Information.

For the purpose of this question, the following definitions apply:

“Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

“Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

“Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law.

None ☒

a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

SITE NAME	NAME AND ADDRESS	DATE OF	ENVIRONMENTAL
AND ADDRESS	OF GOVERNMENTAL UNIT	NOTICE	LAW

None ☒

b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME	NAME AND ADDRESS	DATE OF	ENVIRONMENTAL
AND ADDRESS	OF GOVERNMENTAL UNIT	NOTICE	LAW

None ☒

c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS		STATUS OR
OF GOVERNMENTAL UNIT	DOCKET NUMBER	DISPOSITION

18. Nature, location and name of business

None

a. If the debtor is an individual, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing

☒

executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer-identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

LAST FOUR DIGITS
OF SOCIAL-SECURITY
OR OTHER INDIVIDUAL
	TAXPAYER-I.D. NO.			BEGINNING AND
NAME	(ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	ENDING DATES

None	b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101.
☒

NAME	ADDRESS

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor, or self-employed in a trade, profession, or other activity, either full- or part-time.

(An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19. Books, records and financial statements

None	a. List all bookkeepers and accountants who within two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.
☐

NAME AND ADDRESS	DATES SERVICES RENDERED

See Attachment SOFA 19a

None

b. List all firms or individuals who within two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

☐

NAME	ADDRESS	DATES SERVICES RENDER ED

See Attachment SOFA 19b

None

c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

☒

NAME	ADDRESS

None

d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case.

☒

NAME AND ADDRESS	DATE ISSUED

20. Inventories

None	a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.
☒

DOLLAR AMOUNT
OF INVENTORY
DATE OF INVENTORY	INVENTORY SUPERVISOR	(Specify cost, market or other basis)

None	b. List the name and address of the person having possession of the records of each of the inventories reported in a., above.
☒

NAME AND ADDRESSES
OF CUSTODIAN
DATE OF INVENTORY	OF INVENTORY RECORDS

21. Current Partners, Officers, Directors and Shareholders

None	a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.
☒

NAME AND ADDRESS	NATURE OF INTEREST	PERCENTAGE OF INTEREST

None

b.     If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

☐

NATURE AND PERCENTAGE
NAME AND ADDRESS	TITLE	OF STOCK OWNERSHIP

See Attachment SOFA 21b

22. Former partners, officers, directors and shareholders

None	a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.
☒

NAME	ADDRESS	DATE OF WITHDRAWAL

None	b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.
☐

NAME AND ADDRESS	TITLE	DATE OF TERMINATION

Sean Hunt	Secretary	06/20/2008

23. Withdrawals from a partnership or distributions by a corporation

None ☒

If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS		AMOUNT OF MONEY
OF RECIPIENT,	DATE AND PURPOSE	OR DESCRIPTION
RELATIONSHIP TO DEBTOR	OF WITHDRAWAL	AND VALUE OF PROPERTY

24. Tax Consolidation Group.

None ☐

If the debtor is a corporation, list the name and federal taxpayer-identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER-IDENTIFICATION NUMBER (EIN)

TVI Corporation	52-1085536

25. Pension Funds.

None ☐

If the debtor is not an individual, list the name and federal taxpayer-identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER-IDENTIFICATION NUMBER (EIN)

TVI Corporation 401 (k) plan	52-1085536

*  *  *  *  *  *

[If completed by an individual or individual and spouse]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct.

Signature
Date	of Debtor

Signature of Joint Debtor
Date	(if any)

[If completed on behalf of a partnership or corporation]

I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date	05/05/2009	Signature	/s/ Sherri Voelkel

		Print Name and Title	Sherri Voelkel, Senior VP/CFO

[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

     continuation sheets attached

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

DECLARATION AND SIGNATURE OF NON-ATTORNEY BANKRUPTCY PETITION PREPARER (See 11 U.S.C. § 110)

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. § 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. §§ 110(b), 110(h), and 342(b); and, (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. § 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required by that section.

Printed or Typed Name and Title, if any, of Bankruptcy Petition Preparer	Social-Security No. (Required by 11 U.S.C. § 110.)

If the bankruptcy petition preparer is not an individual, state the name, title (if any), address, and social-security number of the officer, principal, responsible person, or partner who signs this document.

Address

Signature of Bankruptcy Petition Preparer	Date

Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:

If more than one person prepared this document, attach additional signed sheets conforming to the appropriate Official Form for each person

A bankruptcy petition preparer’s failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 18 U.S.C. § 156.

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 1 and 2
Income from employment or operation of the business

	Three Months Ended March 31, 2009 (1) (2)
		Safety
	TVI (3)	Tech	Signature	CAPA	Consolidated
Total revenue	$1,510,446	5,103,543	525,659	—	$7,139,649
Cost of good sold	1,307,812	3,933,668	266,503	—	5,507,983
Gross profit	202,634	1,169,875	259,156	—	1,631,665

Research and development	156,172	—	—	—	156,172
Selling, general and administrative expenses	1,225,921	1,137,347	746,761	—	3,110,029
Total operating expenses	1,382,093	1,137,347	746,761	—	3,266,201

Income (loss) before interest and taxes and other	(1,179,459)	32,528	(487,605)	—	(1,634,536)
Impairment charge	(200,248)	—	—	—	(200,248)
Interest expense, net	(505,717)	(5,345)	377	—	(510,685)
Income (loss) before income taxes	(1,885,423)	27,183	(487,228)	—	(2,345,468)
Income tax (expense) benefit	—	—	—	—	—
Net income (loss)	$(1,885,423)	27,183	(487,228)	—	$(2,345,468)

	Year Ended December 31, 2008 (1)
Total revenue	$10,604,710	16,814,376	10,494,603	—	$37,913,689
Cost of good sold	7,140,174	11,300,894	9,849,456	—	28,290,525
Gross profit	3,464,535	5,513,482	645,147	—	9,623,164

Research and development	740,633	593,176	—	—	1,333,809
Selling, general and administrative expenses	5,537,219	3,739,986	6,924,879	—	16,202,084
Total operating expenses	6,277,852	4,333,162	6,924,879	—	17,535,894

Income (loss) before interest and taxes and other	(2,813,317)	1,180,319	(6,279,732)	—	(7,912,730)
Gain on sale of assets	—	—	75,435	—	75,435
Impairment charge	(563,865)	(3,603,091)	(7,157,919)	—	(11,324,875)
Interest expense, net	(2,236,735)	(2)	4,193	—	(2,232,544)
Loss before income taxes	(5,613,917)	(2,422,774)	(13,358,023)	—	(21,394,714)
Income tax (expense) benefit	(499,202)	325,634	3,410,790	—	3,237,222
Net loss	$(5,114,715)	(2,748,408)	(16,768,813)	—	$(24,631,936)

	Year Ended December 31, 2007
Total revenue	$12,987,718	6,442,673	27,477,486	—	$46,907,877
Cost of good sold	9,489,980	4,475,754	25,558,149	—	39,523,883
Gross profit	3,497,738	1,966,919	1,919,337	—	7,383,994

Research and development	715,759	1,084,604	—	—	1,800,363
Selling, general and administrative expenses	7,739,535	2,997,544	12,262,820	—	22,999,899
Total operating expenses	8,455,294	4,082,148	12,262,820	—	24,800,262

Loss before interest and taxes and other	(4,957,557)	(2,115,229)	(10,343,483)	—	(17,416,268)

Gain on sale of assets	—	—	1,442,722	—	1,442,722
Impairment charge	—	(12,000,000)	(5,021,299)	—	(17,021,299)
Interest expense, net	36,923	955	(2,409,362)	—	(2,371,483)
Loss before income taxes	(4,920,633)	(14,114,273)	(16,331,422)	—	(35,366,329)
Income tax (expense) benefit	(1,969,761)	(821,803)	(2,955,268)		(5,746,833)
Net loss	$(2,950,872)	(13,292,470)	(13,376,154)	—	$(29,619,496)

(1)     Financial statements are unaudited for the 3 Months Ended March 31, 2009 and the Year Ended December 31, 2008.

(2)     Income tax (expense) benefit for the 3 Months Ended March 31, 2009 is pending.

(3)     Includes all corporate overhead.

Signature Special Event Services, Inc.

Case No. 09-15686

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	Address 2	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
1332 Londontown Road, LLC	Drawer #5175	PO Box 11407	Birmingham	AL	35246-5181		01/06/09	$20,204.42
1332 Londontown Road, LLC	Drawer #5175	PO Box 11407	Birmingham	AL	35246-5181		01/13/09	4,298.11
1332 Londontown Road, LLC	Drawer #5175	PO Box 11407	Birmingham	AL	35246-5181		02/02/09	20,204.42
1332 Londontown Road, LLC	Drawer #5175	PO Box 11407	Birmingham	AL	35246-5181		02/06/09	9,348.82
1332 Londontown Road, LLC Total								54,055.77
American Funds	8332 Woodfield Crossing Blvd		Indianapolis	IN	46240		01/22/09	1,718.67
American Funds	8332 Woodfield Crossing Blvd		Indianapolis	IN	46240		02/03/09	3,737.56
American Funds	8332 Woodfield Crossing Blvd		Indianapolis	IN	46240		02/10/09	2,249.90
American Funds	8332 Woodfield Crossing Blvd		Indianapolis	IN	46240		02/23/09	2,141.30
American Funds	8332 Woodfield Crossing Blvd		Indianapolis	IN	46240		03/12/09	1,984.67
American Funds	8332 Woodfield Crossing Blvd		Indianapolis	IN	46240		03/23/09	2,241.31
American Funds Total								14,073.41
BB&T Financial, FSB	PO Box 580340		Charlotte	NC	28258-0340		01/27/09	53,689.79
BB&T Financial, FSB	PO Box 580340		Charlotte	NC	28258-0340		02/27/09	56,657.60
BB&T Financial, FSB	PO Box 580340		Charlotte	NC	28258-0340		03/27/09	41,183.63
BB&T Financial, FSB Total								151,531.02
DC Treasurer	D.C. Office Of Tax and Revenue	Ben Franklin StationPO Box 610	Washington	DC	20044-0610		03/13/09	100.00
DC Treasurer	Office of Tax and Revenue	PO Box 96384	Washington	DC	20090-6384		02/18/09	6,150.83
DC Treasurer Total								6,250.83
Earl K. Wood, Orange County Tax Collector	Tax Collector	2110 West Colonial Drive	Orlando	FL	32804		02/10/09	15,964.76
Earl K. Wood, Orange County Tax Collector	Tax Collector	2110 West Colonial Drive	Orlando	FL	32804		01/21/09	26,545.60
Earl K. Wood, Orange County Tax Collector Total								42,510.36
Florida Department Of Revenue	180 Interstate North Pkwy	Suite 450/Janice Escribano	Atlanta	GA	30339		01/13/09	35,578.80
Florida Department Of Revenue	180 Interstate North Pkwy	Suite 450/Janice Escribano	Atlanta	GA	30339		02/18/09	9,000.00
Florida Department Of Revenue Total								44,578.80
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		01/13/09	51.04
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		01/19/09	509.72
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		01/25/09	524.77
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		02/06/09	568.21
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		02/08/09	515.68
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		02/13/09	516.98
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		02/19/09	546.68
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		02/25/09	541.49
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		03/04/09	512.31
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		03/09/09	501.26
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		03/14/09	505.02
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		03/19/09	509.77
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		03/24/09	516.36
Google*Adwords	Google, Inc.	1600 Amphitheatre Parkway	Mountain View	CA	94043		03/30/09	590.65
Google*Adwords Total								6,909.94
Miles & Stockbridge	30 West Patrick Street		Frederick	MD	21701-6903		01/16/09	25,000.00
Miles & Stockbridge Total								25,000.00
North Carolina Department of Revenue	PO Box 25000		Raleigh	NC	27640-0150		01/13/09	6,000.00
North Carolina Department of Revenue	PO Box 25000		Raleigh	NC	27640-0150		02/02/09	6,000.00
North Carolina Department of Revenue	PO Box 25000		Raleigh	NC	27640-0150		02/18/09	6,000.00
North Carolina Department of Revenue Total								18,000.00
North Carolina Dept Of Revenue	Po Box 25000		Raleigh	NC	27640-0645		01/19/09	8,741.25
North Carolina Dept Of Revenue	Po Box 25000		Raleigh	NC	27640-0645		03/13/09	60.00
North Carolina Dept Of Revenue Total								8,801.25
Oklahoma Tax Commission	2501 North Lincoln Boulevard		Oklahoma City	OK	73194		01/13/09	10,415.61
Oklahoma Tax Commission	2501 North Lincoln Boulevard		Oklahoma City	OK	73194		02/18/09	10,415.61
Oklahoma Tax Commission Total								20,831.22
Preferred People Staffing	Preferable People, LLC	3040 Gulf to Bay Blvd	Clearwater	FL	33759		01/23/09	16,149.38
Preferred People Staffing Total								16,149.38
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		01/03/09	551.94
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		01/09/09	551.94
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		01/15/09	551.94
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		01/21/09	551.94
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		01/28/09	643.93
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/01/09	367.96

1

Signature Special Event Services, Inc.

Case No. 09-15686

SOFA 3b

Payments to Creditors

Name of Creditor	Address 1	Address 2	City	State	Zip	Country	Payment Date	Amount Paid	Amount Still Owing
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/02/09	91.99
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/05/09	275.97
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/08/09	275.97
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/12/09	367.96
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/15/09	275.97
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/19/09	367.96
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/23/09	367.96
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		02/28/09	459.95
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		03/04/09	367.96
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		03/08/09	367.96
Quality Inn Galveston	5924 Seawall Blvd.		Galveston	TX	77551		03/10/09	183.98
Quality Inn Galveston Total								6,623.28
Southside Petroleum Marketing, Inc	PO Box 24441		Richmond	VA	23224		01/21/09	2,000.00
Southside Petroleum Marketing, Inc	PO Box 24441		Richmond	VA	23224		02/17/09	4,000.00
Southside Petroleum Marketing, Inc	PO Box 24441		Richmond	VA	23224		02/18/09	2,000.00
Southside Petroleum Marketing, Inc Total								8,000.00
Transcape, Inc.	1512 Honeysuckle Drive		Bel Air	MD	21014		01/23/09	15,235.15
Transcape, Inc. Total								15,235.15
United Rentals Inc.	c/o Marcia Wright-Natl Rep	2138 Espey Court	Crofton	MD	21114		01/13/09	6,350.00
United Rentals Inc.	c/o Marcia Wright-Natl Rep	2138 Espey Court	Crofton	MD	21114		01/21/09	6,342.75
United Rentals Inc.	c/o Marcia Wright-Natl Rep	2138 Espey Court	Crofton	MD	21114		01/30/09	5,823.06
United Rentals Inc. Total								18,515.81
Welcome Holdings, LLC	365 Taft-Vineland Rd.	Suite 105	Orlando	FL	32824		01/22/09	150,000.00
Welcome Holdings, LLC Total								150,000.00
								$607,066.22

2

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 4a
Suits, executions, garnishments and attachments

Caption of Suit	Case Number	Nature of Proceeding	Court	Location of Court	Status of Disposition

Southside Petroleum Marketing, Inc. d/b/a Southside Fuel v. Signature Special Event Services, Inc.	GV09001187-00	Non payment of debt	Richmond City General District Court	Richmond, VA	Settled for $6,000.00 on 2/18/09

Capitol Hotel Associates, L.P. et al v. Signature Special Event Services, Inc.	1:2008cv00419	Breach of Contract	Maryland District Court	Baltimore, MD	Settlement check received 10/2008 for $102,000.00

Central Maryland International Trucks, L.L.C. t/a Idealease of Frederick v. Signature Special Event Services, Inc.	050200082312009	Non payment of debt	District Court of Maryland	Prince George's County, Maryland	Pending

Regal Tent Productions Ltd. -and- TVI Corporations and Signature Special Event Services Inc.	09-9822SR	Non payment of debt	Ontario Superior Court of Justice	Ontario, Canada	Pending

Todd Northwood v Signature Special Event Services LLC	10100108512009	Non payment of debt	District Court of Maryland	Baltimore, MD	Pending

Metro Truck & tractor Leasing, Inc. vs. Thomas Brown, Individually and t/a Signature Special Events Services aka Signature Special Event Services	1002-0000206-2009	Non payment of debt	District Court of Maryland	Westminster, MD	Dismissed without prejudice 3/26/09

Katherine Sanzone v. Signature Special Event Services, Inc., Bulle Rock, and Ladies Professional Golf Association, Inc.	MDCVO 01859	Personal Injury	Circuit Court for Harford County	Bel Air, Maryland	Pending, improper defendant

Shawn Lee Henderson vs. TVI Holdings One, Inc., d/b/a Signature Special Event Services, Inc.	061CL08000872-00	Personal Injury	Fauquier County Circuit Court	Warrenton, Virginia	Pending, insurance carrier notified

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 5
Repossessions, foreclosures and returns

					Date of Repossession,
					Foreclosure Sale,		Value of
Creditor’s Name	Address	City	State	Zip Code	Transfer or Return	Description of Property	Property
Fred’s Tents & Canopies, Inc.	7 Tent Lane	Stillwater	NY	12170	10/31/2008	150 pcs. of 3.4m x 5m white Losberger style 2 pc walls	$60,000.00	(1)

(1) Returned $60,000 value of property against which we had previously paid $30,000.

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 10a
Other transfers

			Relationship to the		Description of property
Name of Transferee	Address	Country	Debtor	Date	transferred	Value Received
Hi-Lo Auto Sales	4306 Ridge Road, Mount Airy, MD 21771		None	Feb 2008	Vehicle - 1996 - Chevrolet - Cheyenne 2500 - Pickup Truck	$1,300.00
Glen Fayer	2724 Running Springs Loop, Oviedo, FL 32765		Former Employee	Feb 2008	Vehicle - 1999 - GMC - Yukon 1500 SLE - SUV	500.00
Hi-Lo Auto Sales	4306 Ridge Road, Mount Airy, MD 21771		None	Feb 2008	Vehicle - 1999 - Chevrolet - Astro - Sport Van	1,500.00
Hi-Lo Auto Sales	4306 Ridge Road, Mount Airy, MD 21771		None	Feb 2008	Vehicle - 2000 - Ford - F250 -Pickup Truck	2,000.00
Hi-Lo Auto Sales	4306 Ridge Road, Mount Airy, MD 21771		None	Feb 2008	Vehicle - 2000 - Ford - F250 XLT - Pickup Truck	1,500.00
Hi-Lo Auto Sales	4306 Ridge Road, Mount Airy, MD 21771		None	Feb 2008	Vehicle - 2000 - Ford - F150 XLT - Pickup Truck	1,500.00
Hi-Lo Auto Sales	4306 Ridge Road, Mount Airy, MD 21771		None	Feb 2008	Vehicle - 2000 - Ford - F150 - Pickup Truck	1,500.00
One Fine Day Truck	Unknown		None	Apr 2008	Vehicle - 1996 - Navistar International - 4700 - Flatbed Truck	3,500.00
One Fine Day Truck	Unknown		None	Apr 2008	Vehicle - 1999 - Ford - F150 XLT - Pickup Truck	1,000.00
EventStar, Inc.	8150 NW 90th Street, Miami, FL 33166		None	Oct 2008	Various assets for rental of tents	500,000.00
Karl’s Rental Center of Florida, LLC	3004 Silver Star Road, Orlando, FL 32808		None	Dec 2008	Various assets for rental of tents	2,100,000.00
Classic Prime, Inc.	2310 E Imperial Hwy, El Segundo, CA 90245		None	Nov 2007	Various assets for rental of tents	2,580,000.00
Event Management Group,LLC	1129 Management Way, Garner, NC 27529		None	Oct 2008	Various air conditioning units	129,500.00
Global Force Auctions	PO Box 46, Thurmont, MD 21788		None	Mar 2009	Various non-functional equipment and vehicles	34,562.00	(1)
						$5,358,362.00

(1) Value received was in the form of equipment and setoff as listed on SOFA 13.

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 13
Setoffs

			Amount of
Name of Creditor	Address	Date of Setoff	Setoff
Event Management Group, LLC	1129 Management Way, Garner, NC 27529	March 2009	$55,188.67	(1)
FINDMRO	P.O.BOX 48778 NILES IL 60714-0778	1/13/2009	$7,513.24	(2)
Brave New Markets, Inc.	10811 Red Run Blvd. #210 Owings Mills, MD 21117	March 2009	$3,562.00	(3)

(1)  Set off is in dispute

(2)  This was payment for a Signature Special Event Services, Inc.accounts payable with a TVI Corporation (Case No. 09-15677) accounts receivable balance.

(3)  Set off was made with equipment given to auction company.

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 15
Prior Addresses of Debtor

Address	Name Used	Dates of Occupancy
1234 Slauson Avenue, Whittier CA 90606	Signature Special Event Services	November 2006 - January 2008
9703 Recycle Center Rd, Orlando	Signature Special Event Services	November 2006 - October 2007
3004 Silver Star Rd, Orlando	Signature Special Event Services	November 2006 - October 2006
750 Central Florida Parkway, Orlando	Signature Special Event Services	April 2007 - October 2008
1212 Management Way, Garner NC 27529	Signature Special Event Services	November 2006 - July 2007
305 Kentucky Street, Shelbyville KY 40065	Signature Special Event Services	November 2006 - August 2007
285 Bucheimer Road, Frederick MD 21701	Signature Special Event Services	November 2006 - December 2008

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 19a
Books, records and financial statements

Dates Services
Name	Address	City	State	Zip	Rendered
Abiola Akinmboni					11/01/06 - Current
Ann Marie Bratburd					11/01/06 - Current
Monique L Cates					11/01/06 - Current
Julianna Geng					11/01/06 - Current
Sandra Durham Loveless					09/03/08 - Current
Michelle Lyle					07/30/08 - Current
Leslie Reese					08/29/07 - Current
Deborah Rinder					07/28/08 - Current
Sherri Voelkel					11/01/06 - Current
Maria Batong					12/04/06 - 07/18/08
Michael Fooksman					11/01/06 - 03/20/09
Donna Forney					11/01/06 - 01/29/08
Melissa J Hart					09/24/07 - 03/31/08
Mary L Richards					06/30/07 - 01/15/08
George J. Roberts					11/01/06 - 01/08/08
Louis Valentine					10/15/07 - 02/05/08

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 19b
Books, records and financial statements

Name	Address1	Address2	City	State	Zip	Dates Services Rendered
Hudson Global Resources	9520 Berger Road	Suite 110	Columbia	MD	21046	2/2008 - 9/2008
Jefferson Wells	400 E Pratt Street		Baltimore	MD	21202	5/2007 - 10/2007
Stegman & Company	405 E Joppa Road	Suite 100	Baltimore	MD	21286	Prior to 4/1/2007 - 3/2009

Signature Special Event Services, Inc.
Case No. 09-15686
SOFA 21b
Current Partners, Officers, Directors and Shareholders

Nature and
Percentage of
Stock
Name	Address	City	State	Zip Code	Country	Title	Ownership
Harley Hughes						President
Sherri Voelkel						Treasurer & Secretary
TVI Corporation	7100 Holladay Tyler Road	Glenn Dale	MD	20769			100.0%